Exhibit 99.1

Keysight Technologies Reports Second Quarter 2023 Results

Achieved Record Second Quarter Revenue, Record Gross Margin and Free Cash Flow

Strong execution drove above guidance non-GAAP EPS

SANTA ROSA, Calif., May 16, 2023 - Keysight Technologies, Inc. (NYSE: KEYS) today reported financial results for the second fiscal quarter ended April 30, 2023.

“Keysight delivered a strong quarter with record second quarter revenue, record gross margin, record free cash flow, and above guidance earnings per share demonstrating the resilience of our increasingly diversified business,” said Satish Dhanasekaran, Keysight’s President and CEO. “While navigating near-term macro dynamics, we continue to capitalize on growth opportunities and customer investments across multiple markets.”

Second Quarter Financial Summary
•Revenue grew 3 percent to reach $1.39 billion, compared with $1.35 billion last year, or 5 percent on a core basis, which excludes the impact of foreign currency changes and revenue associated with businesses acquired or divested within the last twelve months.
•GAAP net income was $283 million, or $1.58 per share, compared with $258 million, or $1.41 per share, in the second quarter of 2022.
•Non-GAAP net income was $380 million, or $2.12 per share, compared with $334 million, or $1.83 per share in the second quarter of 2022.
•As of April 30, 2023, cash and cash equivalents totaled $2.50 billion.

Reporting Segments
•Communications Solutions Group (CSG)
CSG reported revenue of $937 million in the second quarter, down 3 percent over last year, reflecting a 7 percent decline in commercial communications, while aerospace, defense, and government increased 7 percent driven by radar, spectrum operations, space and satellite, and research in 5G and 6G technologies.
•Electronic Industrial Solutions Group (EISG)
EISG reported revenue of $453 million in the second quarter, up 17 percent over last year, driven by growth across general electronics, semiconductor solutions, and next-generation automotive and energy technologies.

Outlook
Keysight’s third fiscal quarter of 2023 revenue is expected to be in the range of $1.37 billion to $1.39 billion. Non-GAAP earnings per share for the third fiscal quarter of 2023 are expected to be in the range of $2.00 to $2.06. Certain items impacting the GAAP tax rate pertain to future events and are not currently estimable with a reasonable degree of accuracy; therefore, no reconciliation of GAAP earnings per share to non-GAAP has been provided. Further information is discussed in the section titled “Use of Non-GAAP Financial Measures” below.

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Webcast
Keysight’s management will present more details about its second quarter FY2023 financial results and its third quarter FY2023 outlook on a conference call with investors today at 1:30 p.m. PT. This event will be webcast in listen-only mode. Listeners may log on to the call at www.investor.keysight.com under the “Upcoming Events” section and select “Q2 2023 Keysight Technologies Inc. Earnings Conference Call” to participate or dial 1-833-470 1428 (U.S. only) or 1-404-975-4839 (International) and enter passcode 418906. The webcast will remain on the company site for 90 days.

Forward-Looking Statements
This communication contains forward-looking statements as defined in the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. The words “expect,” “intend,” “will,” “should,” and similar expressions, as they relate to the company, are intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties that could significantly affect the expected results and are based on certain key assumptions of Keysight’s management and on currently available information. Due to such uncertainties and risks, no assurances can be given that such expectations or assumptions will prove to have been correct, and readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Keysight undertakes no responsibility to publicly update or revise any forward-looking statement. The forward-looking statements contained herein include, but are not limited to, predictions, future guidance, projections, beliefs, and expectations about the company’s goals, revenues, financial condition, earnings, and operations that involve risks and uncertainties that could cause Keysight’s results to differ materially from management’s current expectations. Such risks and uncertainties include, but are not limited to, impacts of global economic conditions such as inflation or recession, slowing demand for products or services, volatility in financial markets, reduced access to credit, increased interest rates, supply chain constraints; impacts of geopolitical tension and conflict outside of the U.S., export control regulations and compliance; net zero emissions commitments; customer purchasing decisions and timing; and order cancellations.

In addition to the risks above, other risks that Keysight faces include those detailed in Keysight’s filings with the Securities and Exchange Commission on Keysight’s yearly report on Form 10-K for the period ended October 31, 2022, and Keysight’s quarterly report on Form 10-Q for the period ended January 31, 2023.

Segment Data
Segment data reflect the results of our reportable segments under our management reporting system. Segment data are provided on page 5 of the attached tables.

Use of Non-GAAP Financial Measures
In addition to financial information prepared in accordance with U.S. GAAP (“GAAP”), this document also contains certain non-GAAP financial measures based on management’s view of performance, including:
•Core Revenue
•Free Cash Flow
•Non-GAAP Net Income/Earnings
•Non-GAAP Net Income per share/Earnings per share
Net Income per share is based on weighted average diluted share count. See the attached supplemental schedules for reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure for the three months ended April 30, 2023. Following the reconciliations is a discussion of the items adjusted from our non-GAAP financial measures and the company’s reasons for including or excluding certain categories of income or expenses from our non-GAAP results.

About Keysight Technologies

At Keysight (NYSE: KEYS), we inspire and empower innovators to bring world-changing technologies to life. As an S&P 500 company, we’re delivering market-leading design, emulation, and test solutions to help engineers develop
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and deploy faster, with less risk, throughout the entire product lifecycle. We’re a global innovation partner enabling customers in communications, industrial automation, aerospace and defense, automotive, semiconductor, and general electronics markets to accelerate innovation to connect and secure the world. Learn more at Keysight Newsroom and www.keysight.com.

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EDITORIAL CONTACT:
Andrea Mueller
+ 1 408-218-4754
andrea.mueller@keysight.com

INVESTOR CONTACT:
Jason Kary
+1 707-577-6916
jason.kary@keysight.com
Source: IR-KEYS
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KEYSIGHT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share data)
(Unaudited)
PRELIMINARY

	Three months ended
	April 30,		Percent
	2023	2022	Inc/(Dec)

Orders	$1,319	$1,458	(10)%

Revenue	$1,390	$1,351	3%

Costs and expenses:
Cost of products and services	481	492	(2)%
Research and development	222	210	6%
Selling, general and administrative	337	319	6%
Other operating expense (income), net	(4)	3	—
Total costs and expenses	1,036	1,024	1%

Income from operations	354	327	8%

Interest income	22	1	1,999%
Interest expense	(20)	(19)	(1)%
Other income (expense), net	5	(2)	—

Income before taxes	361	307	18%

Provision for income taxes	78	49	59%

Net income	$283	$258	10%

Net income per share:
Basic	$1.59	$1.42
Diluted	$1.58	$1.41

Weighted average shares used in computing net income per share:
Basic	178	181
Diluted	179	183

KEYSIGHT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share data)
(Unaudited)
PRELIMINARY

	Six months ended
	April 30,		Percent
	2023	2022	Inc/(Dec)

Orders	$2,619	$2,953	(11)%

Revenue	$2,771	$2,601	7%

Costs and expenses:
Cost of products and services	979	938	4%
Research and development	449	420	7%
Selling, general and administrative	675	645	5%
Other operating expense (income), net	(8)	—	—
Total costs and expenses	2,095	2,003	5%

Income from operations	676	598	13%

Interest income	41	2	2394%
Interest expense	(39)	(39)	(2)%
Other income (expense), net	14	10	36%

Income before taxes	692	571	21%

Provision for income taxes	149	84	78%

Net income	$543	$487	12%

Net income per share:
Basic	$3.04	$2.67
Diluted	$3.02	$2.65

Weighted average shares used in computing net income per share:
Basic	178	182
Diluted	179	183

KEYSIGHT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(In millions, except par value and share data)
(Unaudited)
PRELIMINARY

	April 30,	October 31,
	2023	2022

ASSETS
Current assets:
Cash and cash equivalents	$2,498	$2,042
Accounts receivable, net	864	905
Inventory	948	858
Other current assets	454	429
Total current assets	4,764	4,234

Property, plant and equipment, net	746	690
Operating lease right-of-use assets	224	220
Goodwill	1,661	1,582
Other intangible assets, net	198	189
Long-term investments	82	62
Long-term deferred tax assets	669	667
Other assets	364	454
Total assets	$8,708	$8,098

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$302	$348
Employee compensation and benefits	317	333
Deferred revenue	568	495
Income and other taxes payable	80	96
Operating lease liabilities	42	39
Other accrued liabilities	113	96
Total current liabilities	1,422	1,407

Long-term debt	1,793	1,793
Retirement and post-retirement benefits	62	58
Long-term deferred revenue	222	197
Long-term operating lease liabilities	188	186
Other long-term liabilities	316	296
Total liabilities	4,003	3,937

Stockholders' Equity:
Preferred stock; $0.01 par value; 100 million shares authorized; none issued and outstanding	—	—
Common stock; $0.01 par value; 1 billion shares authorized; 199 million shares at April 30, 2023 and 199 million shares at October 31, 2022 issued	2	2
Treasury stock at cost; 21.2 million shares at April 30, 2023 and 20.5 million shares at October 31, 2022	(2,399)	(2,274)
Additional paid-in-capital	2,404	2,333
Retained earnings	5,097	4,554
Accumulated other comprehensive loss	(399)	(454)
Total stockholders' equity	4,705	4,161
Total liabilities and equity	$8,708	$8,098

KEYSIGHT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)
(Unaudited)
PRELIMINARY

	Six months ended
	April 30,
	2023	2022

Cash flows from operating activities:
Net income	$543	$487
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	59	59
Amortization	49	53
Share-based compensation	84	77
Deferred tax expense (benefit)	(2)	13
Excess and obsolete inventory-related charges	13	13
Unrealized loss (gain) on equity and other investments	(5)	13
Other non-cash expense (income), net	1	9
Changes in assets and liabilities:
Accounts receivable	61	(84)
Inventory	(93)	(54)
Accounts payable	(41)	31
Employee compensation and benefits	(35)	(41)
Deferred revenue	81	90
Income taxes payable	(32)	(26)
Retirement and post-retirement benefits	(4)	(14)
Interest rate swap agreement termination proceeds	107	—
Prepaid assets	(27)	(78)
Other assets and liabilities	30	(26)
Net cash provided by operating activities(a)	789	522

Cash flows from investing activities:
Investments in property, plant and equipment	(113)	(95)
Acquisition of businesses and intangible assets, net of cash acquired	(85)	(17)
Purchase of investments	(7)	(30)
Net cash used in investing activities	(205)	(142)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee stock plans	33	31
Payment of taxes related to net share settlement of equity awards	(47)	(74)
Treasury stock repurchases	(125)	(484)
Other financing activities	(1)	—
Net cash used in financing activities	(140)	(527)

Effect of exchange rate movements	13	(21)

Net increase (decrease) in cash, cash equivalents, and restricted cash	457	(168)
Cash, cash equivalents and restricted cash at beginning of period	2,057	2,068
Cash, cash equivalents and restricted cash at end of period	$2,514	$1,900

(a) Cash payments included in operating activities:

Interest payments	$37	$37
Income tax paid, net	$180	$122

KEYSIGHT TECHNOLOGIES, INC.
SEGMENT RESULTS INFORMATION
(In millions, except where noted)
(Unaudited)
PRELIMINARY

Communications Solutions Group			Percent
	Q2'23	Q2'22	Inc/(Dec)
Revenue	$937	$963	(3)%
Gross margin, %	68%	66%
Income from operations	$266	$271
Operating margin, %	28%	28%

Electronic Industrial Solutions Group			YoY
	Q2'23	Q2'22	% Chg
Revenue	$453	$388	17%
Gross margin, %	64%	62%
Income from operations	$157	$118
Operating margin, %	35%	30%

Segment revenue and income from operations are consistent with the respective non-GAAP financial measures as discussed on last page.

KEYSIGHT TECHNOLOGIES, INC.
RECONCILIATION OF CORE REVENUE
(In millions)
(Unaudited)
PRELIMINARY

	Year-over-year
	Q2'23	Q2'22	Percent Inc/(Dec)

Revenue	$1,390	$1,351	3%
Adjustments:
Revenue from acquisitions or divestitures	(6)	—
Currency impacts	35	—
Core Revenue	$1,419	$1,351	5%

Please refer last page for details on the use of non-GAAP financial measures.

KEYSIGHT TECHNOLOGIES, INC.
NON-GAAP NET INCOME AND DILUTED EPS RECONCILIATION
(In millions, except per share data)
(Unaudited)
PRELIMINARY

	Three months ended				Six months ended
	April 30,				April 30,
	2023		2022		2023		2022
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS

GAAP Net income	$283	$1.58	$258	$1.41	$543	$3.02	$487	$2.65
Non-GAAP adjustments:
Amortization of acquisition-related balances	25	0.14	26	0.14	48	0.27	52	0.29
Share-based compensation	29	0.16	26	0.15	84	0.47	77	0.42
Acquisition and integration costs	3	0.02	2	0.01	5	0.03	5	0.03
Restructuring and others	14	0.07	18	0.10	15	0.08	21	0.11
Adjustment for taxes(a)	26	0.15	4	0.02	48	0.27	(3)	(0.02)
Non-GAAP Net income	$380	$2.12	$334	$1.83	$743	$4.14	$639	$3.48

Weighted average shares outstanding - diluted	179		183		179		183

(a) For both the three and six months ended April 30, 2023 and 2022, management uses a non-GAAP effective tax rate of 12%.

Please refer last page for details on the use of non-GAAP financial measures.

KEYSIGHT TECHNOLOGIES, INC.
FREE CASH FLOW
(In millions)
(Unaudited)
PRELIMINARY

	Three months ended
	April 30,
	2023	2022

Net cash provided by operating activities	$423	$298
Less: Investments in property, plant and equipment	(53)	(53)
Free cash flow	$370	$245

Please refer last page for details on the use of non-GAAP financial measures.

KEYSIGHT TECHNOLOGIES, INC.
Non-GAAP Financial Measures
Management uses both GAAP and non-GAAP financial measures to analyze and assess the overall performance of the business, to make operating decisions and to forecast and plan for future periods. We believe that our investors benefit from seeing our results “through the eyes of management” in addition to seeing our GAAP results. This information enhances investors’ understanding of the continuing performance of our business and facilitates comparison of performance to our historical and future periods.
Our non-GAAP financial measures may not be comparable to similarly titled measures used by other companies, including industry peer companies, limiting the usefulness of these measures for comparative purposes.
These non-GAAP measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The discussion below presents information about each of the non-GAAP financial measures and the company’s reasons for including or excluding certain categories of income or expenses from our non-GAAP results. In future periods, we may exclude such items and may incur income and expenses similar to these excluded items. Accordingly, adjustments for these items and other similar items in our non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual.
Non-GAAP Revenue generally relates to an acquisition and includes recognition of acquired deferred revenue that was written down to fair value in purchase accounting. Management believes that excluding fair value purchase accounting adjustments more closely correlates with the ordinary and ongoing course of the acquired company’s operations and facilitates analysis of revenue growth and business trends. We may not have non-GAAP revenue in all periods.
Core Revenue is GAAP/non-GAAP revenue (as applicable) excluding the impact of foreign currency changes and revenue associated with material acquisitions or divestitures completed within the last twelve months. We exclude the impact of foreign currency changes as currency rates can fluctuate based on factors that are not within our control and can obscure revenue growth trends. As the nature, size and number of acquisitions can vary significantly from period to period and as compared to our peers, we exclude revenue associated with recently acquired businesses to facilitate comparisons of revenue growth and analysis of underlying business trends.
Free cash flow includes net cash provided by operating activities adjusted for investments in property, plant & equipment.
Non-GAAP Income from Operations, Non-GAAP Net Income and Non-GAAP Diluted EPS may include the following types of adjustments:
•Acquisition-related Items: We exclude the impact of certain items recorded in connection with business combinations from our non-GAAP financial measures that are either non-cash or not normal, recurring operating expenses due to their nature, variability of amounts and lack of predictability as to occurrence or timing. These amounts may include non-cash items such as the amortization of acquired intangible assets and amortization of items associated with fair value purchase accounting adjustments, including recognition of acquired deferred revenue (see Non-GAAP Revenue above). We also exclude other acquisition and integration costs associated with business acquisitions that are not normal recurring operating expenses, including amortization of amounts paid to redeem acquiree's unvested stock-based compensation awards, and legal, accounting and due diligence costs. We exclude these charges to facilitate a more meaningful evaluation of our current operating performance and comparisons to our past operating performance.
•Share-based Compensation Expense: We exclude share-based compensation expense from our non-GAAP financial measures because share-based compensation expense can vary significantly from period to period based on the company’s share price, as well as the timing, size and nature of equity awards granted. Management believes the exclusion of this expense facilitates the ability of investors to compare the company’s operating results with those of other companies, many of which also exclude share-based compensation expense in determining their non-GAAP financial measures.
•Gain on insurance settlement: We exclude certain other significant income or expense items that may occur occasionally and are not normal and recurring from our non-GAAP financial measures. This represents cost and recoveries related to the 2017 Northern California wildfires.
•Restructuring and others: We exclude incremental expenses associated with restructuring initiatives, usually aimed at material changes in the business or cost structure. Such costs may include employee separation costs, asset impairments, facility-related costs, contract termination fees, and costs to move operations from one location to another. These activities can vary significantly from period to period based on the timing, size and nature of restructuring plans; therefore, we do not consider such costs to be normal, recurring operating expenses.
We also exclude “others”, not normal, recurring, cash operating income/expenses from our non-GAAP financial measures. Such items are evaluated on an individual basis, based on both quantitative and qualitative factors and generally represent items that we do not anticipate occurring as part of our normal business. While not all-inclusive, examples of such items would include net unrealized gains on equity investments still held, significant non-recurring events like realized gains or losses associated with our employee benefit plans, costs and recoveries related to unusual events, gain on sale of assets/divestitures, etc. We believe that these costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of the company’s current operating performance or comparisons to our operating performance in other periods.
•Estimated Tax Rate: We utilize a consistent methodology for long-term projected non-GAAP tax rate. When projecting this long-term rate, we exclude any tax benefits or expenses that are not directly related to ongoing operations and which are either isolated or cannot be expected to occur again with any regularity or predictability. Additionally, we evaluate our current long-term projections, current tax structure and other factors, such as existing tax positions in various jurisdictions and key tax holidays in major jurisdictions where Keysight operates. This tax rate could change in the future for a variety of reasons, including but not limited to significant changes in geographic earnings mix including acquisition activity, or fundamental tax law changes in major jurisdictions where Keysight operates. The above reasons also limit our ability to reasonably estimate the future GAAP tax rate and provide a reconciliation of the expected non-GAAP earnings per share for the third quarter of fiscal 2023 to the GAAP equivalent.
Management recognizes these items can have a material impact on our cash flows and/or our net income. Our GAAP financial statements, including our Condensed Consolidated Statement of Cash Flows, portray those effects. Although we believe it is useful for investors to see core performance free of special items, investors should understand that the excluded costs are actual expenses that may impact the cash available to us for other uses. To gain a complete picture of all effects on the company’s profit and loss from any and all events, management does (and investors should) rely upon the Condensed Consolidated Statement of Operations prepared in accordance with GAAP. The non-GAAP measures focus instead upon the core business of the company, which is only a subset, albeit a critical one, of the company’s performance.